Exhibit 10.2

Unilife Corporation Option Agreement
Option Agreement

Unilife Corporation
The option holder identified in item 1 of Annexure A

Unilife Corporation Option Agreement
Table of contents

Parties	1
1 Grant of Options	1
2 Tranches	1
3 Exercise Period	1
4 Exercise Price	1
5 Notice of Exercise	2
6 Allotment of Unilife Corporation Shares	2
7 Quotation of Options and Shares	2
8 Shareholder approval	3
9 Shares rank equally	3
10 No participation in new issues	3
11 Reorganisation of capital	3
12 Options not transferable	4
13 Change of Control	4
14 Option register	4
15 Governing Law	4
16 Notices	5
17 Definitions	5
Annexure A — Details of Option Holder	9
Annexure B — Notice of Exercise	10

Unilife Corporation Option Agreement
Parties
Unilife Corporation a company incorporated in Delaware United States of 633 Lowther Road, Lewisberry, Pennsylvania 17339, United States (Unilife Corporation)
The option holder identified in item 1 of Annexure A (Option Holder)
1	Grant of Options
1.1	Unilife Corporation grants the Option Holder the Options set out in item 2 of Annexure A to subscribe for Unilife Corporation Shares to be allocated on the terms and conditions set out in this Agreement.
1.2	Each Option entitles the Option Holder to acquire one Unilife Corporation Share.

2	Tranches

2.1	The Options are granted in two tranches as set out in item 3 of Annexure A.

3	Exercise Period
3.1	Subject to clause 13, each Option is exercisable at any time from the date which is six months after their date of grant until the third anniversary of the date of grant and if the Option is not exercised on or prior to the expiry of the Option Period, the Option will automatically lapse.
4	Exercise Price

4.1	The exercise price for each Option is as follows:
4.1.1	Tranche 1: A$7.50; and

4.1.2	Tranche 2: A$12.00,
payable immediately on exercise by bank cheque or wire transfer to an account of Unilife Corporation.

Unilife Corporation Option Agreement
5	Notice of Exercise
5.1	The Options may be exercised by giving notice in writing to the Unilife Corporation, in the form set out in Annexure B of this Agreement, at any time during the Option Period stating the number of Options being exercised. Options may only be exercised in multiples of 1,000 unless all of the then unexercised Options are being exercised under the relevant Notice of Exercise.
6	Allotment of Unilife Corporation Shares
6.1	Subject to clause 6.3, on receipt by Unilife Corporation of a valid Notice of Exercise in accordance with clause 5 and payment of the Exercise Price in accordance with clause 4, Unilife Corporation must, within ten Business Days, issue and allot to the Option Holder the number of Unilife Corporation Shares or CDIs set out in the Exercise Notice and despatch the relevant share certificate, holding statement or other appropriate acknowledgment as soon as reasonably practicable thereafter.
6.2	Whilst Unilife Corporation remains listed on ASX, the Option Holder will be entitled to elect whether to receive Unilife Corporation Shares in the form of common stock of Unilife Corporation or as CDIs. If the Option Holder elects to receive their Unilife Corporation Shares in the form of CDIs, they will receive six CDIs for every Unilife Corporation Share to which they would be entitled on exercise of the Options.
6.3	If at any time the Board determines that the delivery of Unilife Corporation Shares under this Agreement is or may be unlawful under Applicable Law, the Option Holder’s right to exercise the Option or receive the Unilife Corporation Shares or CDIs pursuant to the Option shall be suspended until the Board determines that such delivery is lawful.
6.4	Unilife Corporation may require that the Option Holder, as a condition to exercise of the Option, and as a condition to the delivery of any share certificate (if relevant), make such written representations (including representations to the effect that the Option Holder will not dispose of the Unilife Corporation Shares so acquired in violation of Applicable Law) and furnish such information as may, in the opinion of counsel for Unilife Corporation, be appropriate to permit Unilife Corporation to issue the Unilife Corporation Shares or CDIs in compliance with Applicable Law.
7	Quotation of Options and Shares

7.1	The Options will not be listed for quotation on ASX, NASDAQ or any other exchange.

7.2	As soon as reasonably practicable following the exercise of an Option:
7.2.1	to the extent that the Option Holder elects to receive their Unilife Corporation Shares in the form of CDIs, Unilife Corporation shall apply for the CDIs to be admitted for quotation on the Official List of ASX (so long as CDIs are quoted on the Official List of the ASX at that time); or

7.2.2	to the extent that the Option Holder elects to receive their Unilife Corporation Shares in the form of common stock, Unilife Corporation shall apply for the Unilife Corporation Shares to be admitted for quotation on NASDAQ (so long as the Unilife Corporation Shares are quoted on NASDAQ at that time).

Unilife Corporation Option Agreement
8	Shareholder approval
8.1	If, for any reason, an issue of Unilife Corporation Shares to the Option Holder in accordance with this Agreement would require approval of Shareholders, Unilife Corporation must convene the necessary meeting as soon as reasonably practicable and at its own cost.

9	Shares rank equally
9.1	Unilife Corporation Shares (or CDIs as relevant) issued on the exercise of Options will rank equally in all respects with the other Unilife Corporation Shares (or CDIs as relevant) on issue at the date of allotment and will be subject to the provisions of Unilife Corporation’s certificate of incorporation and by-laws.

10	No participation in new issues
10.1	An Option does not confer a right to participate in new issues of securities of Unilife Corporation, unless the Option Holder has first exercised the Option and such exercise took place on or before the record date for determining entitlements to the issue.
10.2	Option Holders have the right to exercise their Options prior to the date for determining entitlements to participate in any issues made during the currency of the Options, and will be granted a period of at least nine business days before the relevant record date to exercise the Options.
10.3	In the event that a pro rata issue of Unilife Corporation shares is made to the holders of securities in Unilife Corporation, the exercise price of the Options shall be reduced in accordance with ASX Listing Rule 6.22 (as amended from time to time) (so long as CDIs are quoted on ASX at that time).

11	Reorganisation of capital
11.1	In the event of any reorganisation (including consolidation (reverse split), sub-division (stock split), split-up, spin-off or similar transaction, recapitalisation, reduction or return, merger or share exchange) of the issued capital of Unilife Corporation, the rights of the Option Holder including the number of Options or the Exercise Price or both shall be reorganised (as appropriate):
11.1.1	while CDIs are quoted on the Official List of ASX, to the extent necessary to comply with the Listing Rules applying to a reorganisation of capital at the time of the reorganisation; or

11.1.2	if CDIs are no longer quoted on the Official List of ASX, as otherwise determined by the Board to be appropriate to reflect the reorganisation.

Unilife Corporation Option Agreement
12	Options not transferable
12.1	The Options are not transferable without the prior written consent of the Board of Directors of Unilife Corporation.

13	Change of Control
13.1	Each outstanding Option shall lapse upon the effective time of a Change of Control Event unless the transaction the subject of the Change of Control Event provides for the continuation or assumption of outstanding Options by the surviving or successor entity or a parent company of that entity, or for the substitution of equivalent awards, as determined in the sole discretion of the Board of the surviving or successor entity or a parent of that entity. This is subject to the proviso that holders of Options that lapse under this clause 13.1 are permitted to exercise all of their Options immediately before the Change of Control Event.
13.2	In the event of a Change of Control Event, the Board will notify the Option Holder of the forthcoming Change of Control Event and provide the Option Holder with a reasonable period in which it may exercise its Options prior to them lapsing under clause 13.1.

14	Option register
14.1	Unless otherwise determined by the Board of Directors of Unilife Corporation (or a committee of the Board), Unilife Corporation’s share registry will maintain a register of the Options.

15	Governing Law
15.1	The Options and this Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.
15.2	Any suit with respect to an Option will be brought in the federal or state courts in the State of Delaware, and the Option Holder, by accepting the Options, irrevocably and unconditionally agrees and submits to the personal jurisdiction and venue thereof.

Unilife Corporation Option Agreement
16	Notices
16.1	Notices may be given by Unilife Corporation to the Option Holder in writing and to the address set out above or such new address as is notified from time to time by the Option Holder to Unilife Corporation.

17	Definitions

17.1	In this Agreement, unless the context otherwise requires:
A$ means Australian currency.
Applicable Law means any one or more or all, as the context requires, of:
(a)	the Corporations Act and any regulations to it;

(b)	the ASX Listing Rules;

(c)	the certificate of incorporation and by-laws of the Unilife Corporation;
(d)	the United States Securities Act of 1933, as amended (including the rules thereunder), Exchange Act and any other applicable United States federal or state law, including without limitation the Delaware General Corporation Law;

(e)	the NASDAQ Rules; and
(f)	any practice note, policy statement, class order, declaration, guideline, policy or procedure pursuant to the provisions of which any of the SEC, ASIC or ASX is authorised or entitled to regulate, implement or enforce, either directly or indirectly, the provisions of any of the foregoing statutes, regulations or rules or any conduct of any duly authorised person, pursuant to any of the abovementioned statutes, regulations or rules.
ASIC means the Australian Securities and Investments Commission.
ASX means ASX Limited (ACN 008 624 691) and any successor body corporate or the financial market it operates (as the context requires).
ASX Listing Rules means the Listing Rules published by ASX from time to time.
Board means all or some of the directors of Unilife Corporation acting as a board from time to time.
Business Day means any day, other than a Saturday, Sunday or public holiday in New York, United States of America.
CDI means a CHESS Depositary Interest over one-sixth of a share of Unilife Corporation common stock.

Unilife Corporation Option Agreement
Change of Control Event means the occurrence of any of the following events:
(a)	a Change of Ownership of Unilife Corporation;

(b)	a Change of Effective Control of Unilife Corporation; or

(c)	a Change of Ownership of Assets of Unilife Corporation.
For the purposes of a Change of Control Event, fair market value is determined by the Board. A Change of Control Event excludes a public offering of the Shares.
Change of Effective Control of Unilife Corporation means the date on which a majority of members of Unilife Corporation’s full board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of Unilife Corporation’s full board of directors before the date of the appointment or election.
Change of Ownership of Assets of Unilife Corporation means the date on which any one person acquires, or Persons Acting as a Group acquire (or has or have acquired during the 12 month period ending on the date of the most recent acquisition by such Person or Persons), assets from Unilife Corporation that have a total gross fair market value more than 50% of the total gross fair market value of all of the assets of Unilife Corporation immediately before such acquisitions. For this purpose, gross fair market value means the value of the assets of Unilife Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
Change of Ownership of Unilife Corporation means the date on which any one Person acquires, or Persons Acting as a Group acquire, ownership of Shares that, together with the Shares held by such Person or Persons Acting as Group, constitutes more than 50% of the total fair market value or total voting power of the Shares of Unilife Corporation. However, if any one Person is, or Persons Acting as a Group are, considered to own more than 50% of the total fair market value or total voting power of the Shares of Unilife Corporation, the acquisition of additional Shares by the same Person or Persons Acting as a Group is not considered to cause a Change of Ownership of Unilife Corporation or to cause a Change of Effective Control of Unilife Corporation. An increase in the percentage of Shares owned by any one Person, or Persons Acting as a Group, as a result of a transaction in which Unilife Corporation acquires its Shares in exchange for property will be treated as an acquisition of Shares.
Corporations Act means the Corporations Act 2001 (Cth).
Exchange Act means the United States Securities Exchange Act of 1934, as amended, including the rules promulgated thereunder.
Exercise Price means the exercise price payable to acquire one Share pursuant to the exercise of each Option.
NASDAQ Rules means the Nasdaq Listing Rules as published by The Nasdaq Stock Market from time to time.
Notice of Exercise means the notice provided to Unilife Corporation by the Option Holder in respect of the exercise of the Options in the form set out in Annexure B to this Agreement.

Unilife Corporation Option Agreement
Option Period means the date from which the Options become exercisable until the date on which the Options lapse.
Options means the options granted to the Option Holder under this Agreement.
Person means any individual, entity or group within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Company and by entities controlled by the Company or an underwriter of the Shares of the Company in a registered public offering.
Persons Acting as a Group means persons who are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of shares, or similar business transaction with the corporation. If a Person owns shares in both corporations that enter into a merger, consolidation, purchase or acquisition of shares, or similar transaction, such shareholder is considered to be a Person Acting as a Group with other shareholders only with respect to the ownership in that corporation before the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be Persons Acting as a Group solely because they purchase assets of the same corporation at the same time or purchase or own shares of the same corporation at the same time, or as a result of the same public offering.
Unilife Corporation Shares means shares of fully paid common stock in the capital of Unilife Corporation.
SEC means the United States Securities and Exchange Commission.

Unilife Corporation Option Agreement
Date:
THESE OPTIONS AND THE SECURITIES TO BE ISSUED UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (US SECURITIES ACT) AND THE OPTIONS MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON, AS SUCH TERM IS DEFINED IN REGULATION S OF THE US SECURITIES ACT, UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT IS FILED AND MADE EFFECTIVE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE UNILIFE CORPORATION TO THE EFFECT THAT REGISTRATION UNDER THE US SECURITIES ACT IS NOT REQUIRED. NEITHER THE OPTIONS NOR THE SECURITIES TO BE ISSUED UPON THEIR EXERCISE MAY BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THE OPTIONS OR THE SECURITIES TO BE ISSUED UPON THEIR EXERCISE, OR (II) AN EXEMPTION FROM REGISTRATION UNDER THE US SECURITIES ACT AND AN OPINION OF COUNSEL SATISFACTORY TO THE UNILIFE CORPORATION TO THE EFFECT THAT REGISTRATION UNDER THE US SECURITIES ACT IS NOT REQUIRED. NO HEDGING TRANSACTIONS INVOLVING THE PLACEMENT OPTIONS OR THE UNDERLYING SHARES MAY BE CONDUCTED UNLESS IN COMPLIANCE WITH THE US SECURITIES ACT.
Executed by Unilife Corporation acting by:

BY:

TITLE:

Unilife Corporation Option Agreement
Annexure A
DETAILS OF OPTION HOLDER

Item 1:	[insert full name and address of Option Holder]

Item 2:	[insert number of Options to be granted to the Option Holder] Options

Item 3	Tranche 1: [insert number of Options] Options

Tranche 2: [insert number of Options] Options

Unilife Corporation Option Agreement
Annexure B
NOTICE OF EXERCISE OF OPTIONS
2010
The Company Secretary
Unilife Corporation
633 Lowther Road
Lewisberry, Pennsylvania 17339
UNITED STATES OF AMERICA

Dear Sir/Madam Notice of Exercise of Options
I,                                          of                                                               give notice of the exercise
  Name                                        Address
of ______________________ options for the purchase of Unilife Corporation shares, as identified by option insert number of options
certificate #                     and pursuant to the terms and conditions of the applicable Unilife Corporation option agreement, insert number
with a total exercise price of A$                                                                       .
insert amount payable on exercise of options
I represent and warrant to Unilife Corporation that I will not dispose of or engage in hedging transactions involving the Unilife Corporation shares (whether in the form of common stock or CDIs, as applicable) that I acquire through this exercise of the options in violation of Applicable Law, as that term is defined in the option agreement, including without limitation, the United States Securities Act of 1933, as amended (the “US Securities Act”).
I understand and acknowledge that (i) the shares that I acquire through this exercise of the options may not be transferred, sold or otherwise disposed of in the absence of (x) an effective registration statement, or (y) an exemption from registration under the US Securities Act and an opinion of counsel satisfactory to Unilife Corporation to the effect that registration under the US Securities Act is not required; and (ii) no hedging transactions involving such shares may be conducted unless in compliance with the US Securities Act.

Unilife Corporation Option Agreement
Election for CHESS Depositary Interests (CDIs) or common stock in Unilife Corporation
While Unilife Corporation remains listed on ASX and NASDAQ, you will be entitled to elect whether to receive the Unilife Corporation shares which will be issued on exercise of the above options in the form of common stock or CDIs (each representing one-sixth of a share of common stock).
Please tick one of the boxes below to elect to receive your Unilife Corporation shares in the form of CDIs (tradable on ASX) or shares of common stock (tradeable on NASDAQ):
☐	CDIs, each representing one-sixth of a share of common stock (only tradeable on ASX).

☐	Common Stock (only tradeable on NASDAQ).
If you do not tick one of the boxes above, the shares which will be issued to you on exercise of the above options will be issued in the form of Unilife Corporation CDIs, each representing one-sixth of a share of common stock, which will only be tradeable on ASX.
The certificate for these options, along with a cheque made payable in Australian dollars to “Unilife Corporation” for the amount set out above (being the total of the exercise price payable on the exercise of these options), is enclosed.

[Individual]

Signed by
in the presence of:

Optionholder

Witness

Name of Witness (print)

Unilife Corporation Option Agreement

[Company]

Executed by [insert name of company] acting by the following persons:

Signature of director	Signature of director/company secretary

Name of director (print)	Name of director/company secretary (print)